MGI FUNDS™

SUPPLEMENT TO THE
PROSPECTUSES
DATED JULY 31, 2009

The following amendment is made to the prospectuses of the Class S Shares (the “Class S Prospectus”) and of the Class Y-1, Y-2, and Y-3 Shares (the “Class Y Prospectus”) of MGI Funds:

In the section entitled “Securities Selection” on page 28 (continuing onto page 29) of the Class S Prospectus and page 29 (continuing onto page 30) of the Class Y Prospectus, the second paragraph is eliminated, and replaced with the following paragraph:

The mathematical investment process involves selecting stocks primarily from stocks within its allocated portion’s benchmark index, the Russell 1000® Growth Index. Using its mathematical principles, INTECH will periodically determine a target weighting of these stocks and rebalance to the target weighting. The rebalancing techniques used by INTECH may result in a higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH seeks to outperform the portfolio’s benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

The date of this Supplement is August 18, 2009.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED IN CONNECTION
WITH THE MGI FUNDS’ PROSPECTUSES.